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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  November 29, 2000
                                                       -----------------


                         McNAUGHTON APPAREL GROUP INC.
            (Exact name of registrant as specified in its charter)



              Delaware                     0-23440              13-3747173
-----------------------------------   ----------------   -----------------------
   (State or other jurisdiction       (Commission File       (I.R.S. Employer
 of incorporation or organization)          Number)        Identification No.)



                         463 Seventh Avenue
                         New York, N.Y.                                 10018
                         -----------------                         ----------
                         (Address of principal executive offices)   (Zip Code)



      Registrant's telephone number, including area code: (212) 947-2960
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Item 5. Other Events

Senior Secured Revolving Credit Facility
----------------------------------------

On November 29, 2000, McNaughton Apparel Group Inc. (the "Company") entered into a three-year, $210.0 million senior secured revolving credit facility with Banc of America Commercial Corporation, The CIT Group/Commercial Services, Inc. and Fleet Capital Corporation. The new credit facility, which may be increased to $225.0 million during the term, replaces the Company's $175.0 million senior secured revolving credit facility. It provides for letters of credit and revolving credit loans on a borrowing base formula, with floating interest rates based on margins over LIBOR or prime at the Company's option.

Issuance of $59.0 Million Three-Year Subordinated Promissory Notes
------------------------------------------------------------------

As of December 1, 2000, the Company issued $59.0 million in three-year subordinated promissory notes to the sellers of Jeri-Jo Knitwear Inc. and Jamie Scott, Inc. in final payment of the Company's earn-out obligation under the Agreement of Purchase and Sale dated as of April 15, 1998, as amended with respect to Jeri-Jo and Jamie Scott. The notes bear interest at the non-overadvance floating rate set forth in the Company's new senior secured revolving credit facility.

Item 7. Exhibits

Exhibit Index
-------------
10 Second Amended and Restated Financing Agreement, dated as of November 29, 2000, by and among McNaughton Apparel Group Inc., a Delaware corporation formerly known as Norton McNaughton, Inc., Norton McNaughton of Squire, Inc., a New York corporation, Miss Erika, Inc., a Delaware corporation, Jeri-Jo Knitwear, Inc., a Delaware corporation formerly known as JJ Acquisition Corp., the financial institutions from time to time party hereto (collectively the "Lenders"), Banc of America Commercial Corporation, as collateral agent and syndication agent for the Lenders, The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders and Fleet Capital Corporation, as documentation agent for the Lenders.

10.1 Subordinated Promissory Note of McNaughton Apparel Group Inc. made as of December 1, 2000 in favor of Leonard Schneider for the original principal amount of $23,600,000.

10.2 Subordinated Promissory Note of McNaughton Apparel Group Inc. made as of December 1, 2000 in favor of Susan Schneider for the original principal amount of $14,160,000.

10.3 Subordinated Promissory Note of McNaughton Apparel Group Inc. made as of December 1, 2000 in favor of Leslie Schneider for the original principal amount of $14,160,000.

10.4 Subordinated Promissory Note of McNaughton Apparel Group Inc. made as of December 1, 2000 in favor of Scott Schneider for the original principal amount of $7,080,000.

99      Press release dated December 12, 2000.

Item 9. Regulation FD Disclosure

Reference is made to the press release issued on December 12, 2000, attached hereto as Exhibit 99.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                McNAUGHTON APAREL GROUP INC.
                                ----------------------------
                                         (Registrant)


Date:  December 13, 2000        By: /s/ Peter Boneparth
                                    ---------------------------------
                                    Peter Boneparth
                                    Chief Executive Officer and Chief Operating
                                    Officer
                                    (Principal Executive and Operating Officer)

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